Filed pursuant to Rule 497(e) under the
Securities Act of 1933, as amended
Securities Act File No. 333-141120

DUPONT CAPITAL EMERGING MARKETS FUND

Class I
DCMEX

DUPONT CAPITAL EMERGING MARKETS DEBT FUND

Class I
DCDEX

of

FUNDVANTAGE TRUST

Supplement dated June 23, 2014 to the Prospectus and the Statement of Additional Information (“SAI”) for the DuPont Capital Emerging Markets Fund and the DuPont Capital Emerging Markets Debt Fund (each a “Fund,” and together the “Funds”) dated September 1, 2013.

On page 15 of the Prospectus, under the heading, “More Information About the Funds’ Investment Objectives, Strategies and Risks,” the section entitled “Disclosure of Portfolio Holdings” is hereby deleted in its entirety and replaced with the following:

Disclosure of Portfolio Holdings

Information regarding each Fund’s portfolio holdings such as sector, market capitalization and geographic weightings, portfolio characteristics, top holdings and recent trading activity may be provided in quarterly materials prepared by the Adviser.  These materials are available to all investors on the Funds’ website at www.mutualfunds.dupontcapital.com.  These materials will be posted to the website as soon as practicable after each quarter-end, which is typically within 15 business days of the end of each quarter. The materials generally remain available on the website until the next quarterly materials are posted. The Funds reserve the right to exclude any portion of portfolio holdings information from publication when deemed in the best interest of the Funds, and to discontinue the posting of the quarterly materials or portfolio holdings information at any time, without prior notice.

The Adviser may also release portfolio holdings information in connection with or during quarterly conference calls.  Released portfolio holdings information and the quarterly conference call schedule and access information can be found on the Fund’s website at www.mutualfunds.dupontcapital.com.

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio securities is available in the Funds’ SAI, which is available, free of charge, by calling (888) 447-0014. The SAI may also be viewed or downloaded, free of charge, on the Funds’ website at www.mutualfunds.dupontcapital.com or from the EDGAR database on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

On page 25 of the SAI, the section entitled “Disclosure of Portfolio Holdings” is hereby deleted in its entirety and replaced with the following:

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures regarding the disclosure of securities holdings of the Funds.  The policies and procedures are designed to allow disclosure of a Fund’s holdings information where it is deemed appropriate for a Fund’s operations or it is determined to be useful to a Fund’s shareholders without compromising the integrity or performance of a Fund.  Except when there are legitimate business purposes for selective disclosure of a Fund’s holdings, a Fund will not provide or permit others to provide information about the Fund’s holdings on a selective basis.

The Board of Trustees provides ongoing oversight of the Trust’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Funds, and any changes thereto, and an annual review of the operation of the policies and procedures.  Any deviation to this policy as well as any corrective action undertaken to address such deviations must be reported to the Trust’s CCO, at its next quarterly Board of Trustees meeting or sooner, in his determination.

Each Fund may, but is not required to, post its schedule of investments on a website at regular intervals or from time to time at the discretion of the Adviser. This information may be as of the most recent practicable date available and need not be subject to a lag period prior to its posting on the website.  In addition to their schedule of investments, each Fund may post portfolio holdings information on a website including, but not limited to, information about the number of securities a Fund holds, a summary schedule of investments, a Fund’s top holdings, and a percentage breakdown of a Fund’s investments by geographic region, sector, industry and market capitalization. After any portfolio holdings information becomes publicly available (by posting on the website or otherwise), it may be mailed, e-mailed or otherwise transmitted to any person.

Each Fund’s portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Trust’s policy on selective disclosure of portfolio holdings.

The Board of Trustees of the Trust, a committee thereof, or an officer designated by the Board, may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

Before any non-public disclosure of information about a Fund’s holdings, the Trust’s CCO will require the recipient of such non-public portfolio holdings information to agree or provide proof of an existing duty to keep the information confidential and to agree not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Funds or any other security.  The Trust may request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Funds’ policies and procedures and any applicable confidentiality agreement.

The Funds may distribute or authorize the distribution of information about their holdings that is not publicly available (on a website or otherwise) to the Funds’ or the Adviser’s employees and affiliates that provide services to the Funds.  The Funds may also distribute or authorize the distribution of information about the Funds’ holdings that is not publicly available (on a website or otherwise) to the Funds’ service providers who require access to the information (i) in order to fulfill their contractual duties relating to the Funds; (ii) to facilitate the transition of a newly hired investment adviser or sub-adviser prior to the commencement of its duties; (iii) to facilitate the review of the Funds by a ranking or ratings agency; (iv) for the purpose of due diligence regarding a merger or acquisition; or (v) for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of a Fund’s assets and minimize impact on remaining shareholders of a Fund.

Each of the following third parties has been approved to receive portfolio holdings information: (i) the Funds’ administrator and accounting agent; (ii) the Funds’ independent registered public accounting firm, for use in providing audit opinions; (iii) financial printers, solely for the purpose of preparing the Funds’ reports or regulatory filings; (iv) the Funds’ custodian in connection with its custody of the Funds’ assets; (v) if applicable, a proxy voting service; or (vi) disclosure to a ranking or rating agency, such as Lipper, Inc., Morningstar, Inc., Moody’s, S&P and Fitch Ratings, Inc. (“Fitch”).  Information may be provided to these parties at any time so long as each of these parties is contractually and ethically prohibited from sharing a Fund’s portfolio holding information without specific authorization.  The Funds’ Adviser and service providers have also established procedures to ensure that the Funds’ portfolio holdings information is only disclosed in accordance with these policies.

As required by the federal or state securities laws, including the 1940 Act, the Funds disclose portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Under no circumstances may a Fund, the Adviser or their affiliates receive any consideration or compensation for disclosing portfolio holdings information.

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For more information about each Fund’s investment goals, strategies, and risks, see the Funds’ Prospectus and SAI.  The Prospectus and SAI, are available, free of charge, by calling (888) 447-0014 or on the Fund’s website at  www.mutualfunds.dupontcapital.com.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE